Exhibit 99.1

For Immediate Release

For more information:

Jefferson Harralson

Chief Financial Officer

(864) 240-6208

Jefferson_Harralson@ucbi.com

United Community Banks, Inc. Reports Third Quarter Results

Strong Core Profitability Driven by Loan Growth and Continued Margin Expansion

GREENVILLE, SC – October 18, 2022 - United Community Banks, Inc. (NASDAQ: UCBI) (United) announced today that net income for the third quarter was $81.2 million with pre-tax, pre-provision income of $118.9 million. Diluted earnings per share was $0.74 for the quarter, which represented an increase of $0.13 or 21% from the second quarter of 2022, and a decrease of $0.08 or 10% from the third quarter a year ago. The year-over-year decrease is largely attributable to an $11.0 million provision release in the third quarter of 2021 compared to a $15.4 million provision expense in this quarter. Other highlights of the quarter include 9.4% annualized loan growth, 38 basis points of net interest margin expansion, a reserve build to 1.12% of loans and an improvement in the efficiency ratio to 48.4%, or 47.7% on an operating basis, which excludes the effect of merger-related and other charges.

United’s third-quarter return on assets (ROA) was 1.32%, and return on common equity was 11.02%. On an operating basis, United’s ROA was 1.34%, and its return on tangible common equity was 15.60%. Also, on an operating basis, United’s pre-tax, pre-provision ROA was 1.97% for the quarter.

Total loans increased by $341 million during the quarter, resulting in loan growth of 9.4% on an annualized basis. Deposits decreased by $552 million or 11% annualized. A large portion of this decrease was driven by a seasonal decrease in public deposits, which were down by $278 million. United’s cost of deposits increased 11 basis points from the second quarter to 0.19% while the average yield on interest-earning assets was up 49 basis points to 3.83%.

Chairman and CEO Lynn Harton stated, “This was a great quarter on multiple fronts for United as our businesses and our markets continue to provide solid growth opportunities. Loan growth and an expanding net interest margin propelled our pre-tax, pre-provision ROA and our efficiency ratio to record levels for the company. Deposits fell as anticipated due to higher-yielding market alternatives provided by increasing interest rates, however our core deposit base continues to provide strong liquidity for the company.”

Harton continued, “From a strategic perspective, we continued to strengthen our Board of Directors with the appointment of George Bell, an experienced information technology executive who has more than 35 years in large financial institutions, with a specific emphasis on Customer Information Management. He brings an incredible depth of knowledge in leveraging technology to improve products and services, enhancing customer experience, and increasing organizational productivity. We are excited to have George join United as we continue to grow and expand our capabilities.”

Harton concluded, “Finally, our thoughts are with the people, communities and businesses in Florida who are recovering from the devastating impact of Hurricane Ian. We are fortunate to report that United sustained no loss of life or property.”

Third Quarter 2022 Financial Highlights:

•	Net income of $81.2 million and pre-tax, pre-provision income of $118.9 million

•	EPS decreased by 10% compared to third quarter 2021 on a GAAP basis and on an operating basis; compared to second quarter of 2022, EPS increased by 21% on a GAAP basis and increased 14% on an operating basis

•	Return on assets of 1.32%, or 1.34% on an operating basis

•	Pre-tax, pre-provision return on assets of 1.94%, or 1.97% on an operating basis

•	Return on common equity of 11.02%

•	Return on tangible common equity of 15.60% on an operating basis

•	A provision for credit losses of $15.4 million, which increased the allowance for loan losses to 1.12% of loans from 1.05% in the second quarter

•	Loan production of $1.6 billion, resulting in loan growth of 9.4% annualized for the quarter

•	Core transaction deposits were down $225 million, which represents a decline of 5% annualized for the quarter

•	Net interest margin of 3.57% was up 38 basis points from the second quarter, due to the effect of higher interest rates

•	Mortgage closings were $317 million compared to $568 million a year ago; mortgage rate locks were $456 million compared to $731 million a year ago

•	Noninterest income was down $1.5 million on a linked quarter basis, primarily driven by lower lock volume driven by higher interest rates

•	Noninterest expenses decreased by $8.0 million compared to the second quarter on a GAAP basis and by $2.6 million on an operating basis, primarily driven by lower merger-related charges as the second quarter included costs for the Reliant systems conversion

•	Efficiency ratio improved to historically low levels of 48.4%, or 47.7% on an operating basis

•	Net charge-offs were $1.1 million or 3 basis points as a percent of average loans, up 6 basis points from the net recoveries experienced in the second quarter

•	Nonperforming assets were 0.15% of total assets, an increase of 1 basis point compared to June 30, 2022

•	Quarterly common shareholder dividend was $0.22 per share declared during the quarter, an increase of 10% year-over-year

Conference Call

United will hold a conference call on Wednesday, October 19, 2022, at 11:00 am EST to discuss the contents of this press release and to share business highlights for the quarter. Participants can pre-register for the conference call by navigating to https://dpregister.com/sreg/10171644/f49bf32028. Those without internet access or unable to pre-register may dial in by calling 1-866-777-2509. Participants are encouraged to dial in 15 minutes prior to the call start time. The conference call also will be webcast and can be accessed by selecting “Events and Presentations” under “News and Events” within the Investor Relations section of the company's website, www.ucbi.com.

UNITED COMMUNITY BANKS, INC.
Selected Financial Information
(in thousands, except per share data)

	2022			2021		Third Quarter 2022 -	For the Nine Months Ended September 30,		YTD 2022 -
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2021 Change	2022	2021	2021 Change
INCOME SUMMARY
Interest revenue	$213,887	$187,378	$171,059	$143,768	$147,675		$572,324	$435,026
Interest expense	14,113	8,475	7,267	6,213	6,636		29,855	23,547
Net interest revenue	199,774	178,903	163,792	137,555	141,039	42%	542,469	411,479	32%
Provision for (release of) credit losses	15,392	5,604	23,086	(647)	(11,034)		44,082	(36,903)
Noninterest income	31,922	33,458	38,973	37,177	40,095	(20)	104,353	120,641	(14)
Total revenue	216,304	206,757	179,679	175,379	192,168	13	602,740	569,023	6
Noninterest expenses	112,755	120,790	119,275	109,156	96,749	17	352,820	287,483	23
Income before income tax expense	103,549	85,967	60,404	66,223	95,419	9	249,920	281,540	(11)
Income tax expense	22,388	19,125	12,385	14,204	21,603	4	53,898	63,758	(15)
Net income	81,161	66,842	48,019	52,019	73,816	10	196,022	217,782	(10)
Merger-related and other charges	1,746	7,143	9,016	9,912	1,437		17,905	4,058
Income tax benefit of merger-related and other charges	(385)	(1,575)	(1,963)	(2,265)	(328)		(3,923)	(909)
Net income - operating (1)	$82,522	$72,410	$55,072	$59,666	$74,925	10	$210,004	$220,931	(5)
Pre-tax pre-provision income (5)	$118,941	$91,571	$83,490	$65,576	$84,385	41	$294,002	$244,637	20
PERFORMANCE MEASURES
Per common share:
Diluted net income - GAAP	$0.74	$0.61	$0.43	$0.55	$0.82	(10)	$1.78	$2.42	(26)
Diluted net income - operating (1)	0.75	0.66	0.50	0.64	0.83	(10)	1.91	2.45	(22)
Cash dividends declared	0.22	0.21	0.21	0.20	0.20	10	0.64	0.58	10
Book value	23.78	23.96	24.38	23.63	23.25	2	23.78	23.25	2
Tangible book value (3)	16.52	16.68	17.08	18.42	18.68	(12)	16.52	18.68	(12)
Key performance ratios:
Return on common equity - GAAP (2)(4)	11.02%	9.31%	6.80%	9.32%	14.26%		9.08%	14.55%
Return on common equity - operating (1)(2)(4)	11.21	10.10	7.83	10.74	14.48		9.75	14.77
Return on tangible common equity - operating (1)(2)(3)(4)	15.60	14.20	11.00	13.93	18.23		13.64	18.55
Return on assets - GAAP (4)	1.32	1.08	0.78	0.96	1.48		1.06	1.52
Return on assets - operating (1)(4)	1.34	1.17	0.89	1.10	1.50		1.13	1.54
Return on assets - pre-tax pre-provision (4)(5)	1.94	1.49	1.37	1.21	1.70		1.60	1.71
Return on assets - pre-tax pre-provision, excluding merger- related and other charges (1)(4)(5)	1.97	1.60	1.52	1.40	1.73		1.70	1.74
Net interest margin (fully taxable equivalent) (4)	3.57	3.19	2.97	2.81	3.12		3.25	3.17
Efficiency ratio - GAAP	48.41	56.58	57.43	62.12	53.11		53.94	53.72
Efficiency ratio - operating (1)	47.66	53.23	53.09	56.48	52.33		51.20	52.97
Equity to total assets	11.12	10.95	11.06	10.61	10.89		11.12	10.89
Tangible common equity to tangible assets (3)	7.70	7.59	7.72	8.09	8.53		7.70	8.53
ASSET QUALITY
Nonperforming assets ("NPAs")	$35,511	$34,428	$40,816	$32,855	$45,335	(22)	$35,511	$45,335	(22)
Allowance for credit losses - loans	148,502	136,925	132,805	102,532	99,620	49	148,502	99,620	49
Allowance for credit losses - total	167,300	153,042	146,369	113,524	110,875		167,300	110,875
Net charge-offs (recoveries)	1,134	(1,069)	2,978	248	551		3,043	(210)
Allowance for credit losses - loans to loans	1.00%	0.94%	0.93%	0.87%	0.89%		1.00%	0.89%
Allowance for credit losses - total to loans	1.12	1.05	1.02	0.97	0.99		1.12	0.99
Net charge-offs to average loans (4)	0.03	(0.03)	0.08	0.01	0.02		0.03	—
NPAs to total assets	0.15	0.14	0.17	0.16	0.23		0.15	0.23
AT PERIOD END ($ in millions)
Loans	$14,882	$14,541	$14,316	$11,760	$11,191	33	$14,882	$11,191	33
Investment securities	6,539	6,683	6,410	5,653	5,335	23	6,539	5,335	23
Total assets	23,688	24,213	24,374	20,947	19,481	22	23,688	19,481	22
Deposits	20,321	20,873	21,056	18,241	16,865	20	20,321	16,865	20
Shareholders’ equity	2,635	2,651	2,695	2,222	2,122	24	2,635	2,122	24
Common shares outstanding (thousands)	106,163	106,034	106,025	89,350	86,559	23	106,163	86,559	23

(1) Excludes merger-related and other charges.

(2) Net income less preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss).

(3) Excludes effect of acquisition related intangibles and associated amortization.

(4) Annualized.

(5) Excludes income tax expense and provision for credit losses.

UNITED COMMUNITY BANKS, INC.

Non-GAAP Performance Measures Reconciliation

Selected Financial Information

(in thousands, except per share data)

	2022			2021		For the Nine Months Ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2022	2021
Noninterest expense reconciliation
Noninterest expenses (GAAP)	$112,755	$120,790	$119,275	$109,156	$96,749	$352,820	$287,483
Merger-related and other charges	(1,746)	(7,143)	(9,016)	(9,912)	(1,437)	(17,905)	(4,058)
Noninterest expenses - operating	$111,009	$113,647	$110,259	$99,244	$95,312	$334,915	$283,425

Net income reconciliation
Net income (GAAP)	$81,161	$66,842	$48,019	$52,019	$73,816	$196,022	$217,782
Merger-related and other charges	1,746	7,143	9,016	9,912	1,437	17,905	4,058
Income tax benefit of merger-related and other charges	(385)	(1,575)	(1,963)	(2,265)	(328)	(3,923)	(909)
Net income - operating	$82,522	$72,410	$55,072	$59,666	$74,925	$210,004	$220,931

Net income to pre-tax pre-provision income reconciliation
Net income (GAAP)	$81,161	$66,842	$48,019	$52,019	$73,816	$196,022	$217,782
Income tax expense	22,388	19,125	12,385	14,204	21,603	53,898	63,758
Provision for (release of) credit losses	15,392	5,604	23,086	(647)	(11,034)	44,082	(36,903)
Pre-tax pre-provision income	$118,941	$91,571	$83,490	$65,576	$84,385	$294,002	$244,637

Diluted income per common share reconciliation
Diluted income per common share (GAAP)	$0.74	$0.61	$0.43	$0.55	$0.82	$1.78	$2.42
Merger-related and other charges, net of tax	0.01	0.05	0.07	0.09	0.01	0.13	0.03
Diluted income per common share - operating	$0.75	$0.66	$0.50	$0.64	$0.83	$1.91	$2.45

Book value per common share reconciliation
Book value per common share (GAAP)	$23.78	$23.96	$24.38	$23.63	$23.25	$23.78	$23.25
Effect of goodwill and other intangibles	(7.26)	(7.28)	(7.30)	(5.21)	(4.57)	(7.26)	(4.57)
Tangible book value per common share	$16.52	$16.68	$17.08	$18.42	$18.68	$16.52	$18.68

Return on tangible common equity reconciliation
Return on common equity (GAAP)	11.02%	9.31%	6.80%	9.32%	14.26%	9.08%	14.55%
Merger-related and other charges, net of tax	0.19	0.79	1.03	1.42	0.22	0.67	0.22
Return on common equity - operating	11.21	10.10	7.83	10.74	14.48	9.75	14.77
Effect of goodwill and other intangibles	4.39	4.10	3.17	3.19	3.75	3.89	3.78
Return on tangible common equity - operating	15.60%	14.20%	11.00%	13.93%	18.23%	13.64%	18.55%

Return on assets reconciliation
Return on assets (GAAP)	1.32%	1.08%	0.78%	0.96%	1.48%	1.06%	1.52%
Merger-related and other charges, net of tax	0.02	0.09	0.11	0.14	0.02	0.07	0.02
Return on assets - operating	1.34%	1.17%	0.89%	1.10%	1.50%	1.13%	1.54%

Return on assets to return on assets- pre-tax pre-provision reconciliation
Return on assets (GAAP)	1.32%	1.08%	0.78%	0.96%	1.48%	1.06%	1.52%
Income tax expense	0.37	0.32	0.20	0.26	0.45	0.30	0.45
(Release of) provision for credit losses	0.25	0.09	0.39	(0.01)	(0.23)	0.24	(0.26)
Return on assets - pre-tax, pre-provision	1.94	1.49	1.37	1.21	1.70	1.60	1.71
Merger-related and other charges	0.03	0.11	0.15	0.19	0.03	0.10	0.03
Return on assets - pre-tax pre-provision, excluding merger-related and other charges	1.97%	1.60%	1.52%	1.40%	1.73%	1.70%	1.74%

Efficiency ratio reconciliation
Efficiency ratio (GAAP)	48.41%	56.58%	57.43%	62.12%	53.11%	53.94%	53.72%
Merger-related and other charges	(0.75)	(3.35)	(4.34)	(5.64)	(0.78)	(2.74)	(0.75)
Efficiency ratio - operating	47.66%	53.23%	53.09%	56.48%	52.33%	51.20%	52.97%

Tangible common equity to tangible assets reconciliation
Equity to total assets (GAAP)	11.12%	10.95%	11.06%	10.61%	10.89%	11.12%	10.89%
Effect of goodwill and other intangibles	—	(2.96)	(2.94)	(2.06)	(1.87)	—	(1.87)
Effect of preferred equity	(3.42)	(0.40)	(0.40)	(0.46)	(0.49)	(3.42)	(0.49)
Tangible common equity to tangible assets	7.70%	7.59%	7.72%	8.09%	8.53%	7.70%	8.53%

UNITED COMMUNITY BANKS, INC.

Financial Highlights

Loan Portfolio Composition at Period-End

	2022			2021		Linked	Year over
(in millions)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Quarter Change	Year Change
LOANS BY CATEGORY
Owner occupied commercial RE	$2,700	$2,681	$2,638	$2,322	$2,149	$19	$551
Income producing commercial RE	3,299	3,273	3,328	2,601	2,542	26	757
Commercial & industrial	2,236	2,243	2,302	1,822	1,729	(7)	507
Paycheck protection program	2	10	34	88	150	(8)	(148)
Commercial construction	1,514	1,514	1,482	1,015	947	—	567
Equipment financing	1,281	1,211	1,148	1,083	1,017	70	264
Total commercial	11,032	10,932	10,932	8,931	8,534	100	2,498
Residential mortgage	2,149	1,997	1,826	1,638	1,533	152	616
Home equity lines of credit	832	801	778	694	661	31	171
Residential construction	423	381	368	359	321	42	102
Manufactured housing	301	287	269	—	—	14	301
Consumer	145	143	143	138	142	2	3
Total loans	$14,882	$14,541	$14,316	$11,760	$11,191	$341	$3,691

LOANS BY MARKET
Georgia	$4,003	$3,960	$3,879	$3,778	$3,732	$43	$271
South Carolina	2,516	2,377	2,323	2,235	2,145	139	371
North Carolina	2,117	2,006	1,879	1,895	1,427	111	690
Tennessee	2,536	2,621	2,661	373	383	(85)	2,153
Florida	1,259	1,235	1,208	1,148	1,113	24	146
Commercial Banking Solutions	2,451	2,342	2,366	2,331	2,391	109	60
Total loans	$14,882	$14,541	$14,316	$11,760	$11,191	$341	$3,691

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality
(in thousands)

	2022
	Third Quarter	Second Quarter	First Quarter
NONACCRUAL LOANS
Owner occupied RE	$877	$1,876	$4,590
Income producing RE	2,663	7,074	7,220
Commercial & industrial	11,108	4,548	6,227
Commercial construction	150	208	401
Equipment financing	3,198	3,249	2,540
Total commercial	17,996	16,955	20,978
Residential mortgage	10,424	12,228	13,024
Home equity lines of credit	1,151	933	1,183
Residential construction	104	198	212
Manufactured housing	4,187	2,804	2,507
Consumer	17	25	40
Total nonaccrual loans held for investment	33,879	33,143	37,944
Nonaccrual loans held for sale	316	317	2,033
OREO and repossessed assets	1,316	968	839
Total NPAs	$35,511	$34,428	$40,816

	2022
	Third Quarter		Second Quarter		First Quarter
(in thousands)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)	Net Charge- Offs	Net Charge- Offs to Average Loans (1)
NET CHARGE-OFFS (RECOVERIES) BY CATEGORY
Owner occupied RE	$(90)	(0.01)%	$(1,496)	(0.23)%	$(45)	(0.01)%
Income producing RE	176	0.02	(116)	(0.01)	(290)	(0.04)
Commercial & industrial	(744)	(0.13)	(302)	(0.05)	2,929	0.51
Commercial construction	10	—	(144)	(0.04)	(373)	(0.10)
Equipment financing	1,121	0.36	907	0.31	267	0.10
Total commercial	473	0.02	(1,151)	(0.04)	2,488	0.09
Residential mortgage	(66)	(0.01)	(51)	(0.01)	(97)	(0.02)
Home equity lines of credit	(102)	(0.05)	(346)	(0.18)	(81)	(0.04)
Residential construction	(109)	(0.11)	(76)	(0.08)	(23)	(0.03)
Manufactured housing	220	0.30	135	0.20	164	0.25
Consumer	718	1.98	420	1.18	527	1.48
Total	$1,134	0.03	$(1,069)	(0.03)	$2,978	0.08

(1)  Annualized.

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheets (Unaudited)

(in thousands, except share and per share data)	September 30, 2022	December 31, 2021
ASSETS
Cash and due from banks	$222,524	$144,244
Interest-bearing deposits in banks	216,496	2,147,266
Federal funds and other short-term investments	45,000	27,000
Cash and cash equivalents	484,020	2,318,510
Debt securities available-for-sale	3,862,886	4,496,824
Debt securities held-to-maturity (fair value $2,241,160 and $1,148,804, respectively)	2,676,405	1,156,098
Loans held for sale	21,967	44,109
Loans and leases held for investment	14,882,484	11,760,346
Less allowance for credit losses - loans and leases	(148,502)	(102,532)
Loans and leases, net	14,733,982	11,657,814
Premises and equipment, net	288,597	245,296
Bank owned life insurance	300,365	217,713
Goodwill and other intangible assets, net	780,868	472,407
Other assets	538,765	338,000
Total assets	$23,687,855	$20,946,771
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$8,198,129	$6,956,981
NOW and interest-bearing demand	4,208,731	4,252,209
Money market	4,638,509	4,183,354
Savings	1,508,557	1,215,779
Time	1,622,608	1,442,498
Brokered	144,608	190,358
Total deposits	20,321,142	18,241,179
Long-term debt	324,515	247,360
Accrued expenses and other liabilities	407,488	235,987
Total liabilities	21,053,145	18,724,526
Shareholders' equity:
Preferred stock; $1 par value; 10,000,000 shares authorized; 4,000 shares Series I issued and outstanding, $25,000 per share liquidation preference	96,422	96,422
Common stock, $1 par value; 200,000,000 shares authorized, 106,162,861 and 89,349,826 shares issued and outstanding, respectively	106,163	89,350
Common stock issuable; 596,365 and 595,705 shares, respectively	11,966	11,288
Capital surplus	2,304,514	1,721,007
Retained earnings	452,788	330,654
Accumulated other comprehensive loss	(337,143)	(26,476)
Total shareholders' equity	2,634,710	2,222,245
Total liabilities and shareholders' equity	$23,687,855	$20,946,771

UNITED COMMUNITY BANKS, INC.
Consolidated Statements of Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2022	2021	2022	2021
Interest revenue:
Loans, including fees	$174,065	$128,477	$476,072	$382,261
Investment securities, including tax exempt of $2,568, $2,280, $7,762 and $6,685, respectively	36,953	18,540	91,043	51,530
Deposits in banks and short-term investments	2,869	658	5,209	1,235
Total interest revenue	213,887	147,675	572,324	435,026

Interest expense:
Deposits:
NOW and interest-bearing demand	3,992	1,290	7,624	4,158
Money market	4,503	1,119	7,030	4,278
Savings	178	55	337	157
Time	1,207	678	2,322	3,388
Deposits	9,880	3,142	17,313	11,981
Short-term borrowings	27	—	27	2
Long-term debt	4,206	3,494	12,515	11,564
Total interest expense	14,113	6,636	29,855	23,547
Net interest revenue	199,774	141,039	542,469	411,479
Provision for (release of) credit losses	15,392	(11,034)	44,082	(36,903)
Net interest revenue after provision for credit losses	184,382	152,073	498,387	448,382

Noninterest income:
Service charges and fees	9,569	9,350	28,644	25,255
Mortgage loan gains and other related fees	6,297	13,828	29,420	47,536
Wealth management fees	5,879	5,554	17,759	12,881
Gains from sales of other loans, net	2,228	2,353	9,226	7,506
Lending and loan servicing fees	2,946	2,825	7,518	7,070
Securities gains (losses), net	—	—	(3,688)	41
Other	5,003	6,185	15,474	20,352
Total noninterest income	31,922	40,095	104,353	120,641
Total revenue	216,304	192,168	602,740	569,023

Noninterest expenses:
Salaries and employee benefits	67,823	60,458	208,062	180,457
Communications and equipment	8,795	7,368	27,718	21,979
Occupancy	9,138	7,096	27,381	21,130
Advertising and public relations	2,544	1,458	6,332	4,150
Postage, printing and supplies	2,190	1,731	6,308	5,171
Professional fees	4,821	5,347	14,670	14,509
Lending and loan servicing expense	2,333	2,450	7,746	8,508
Outside services - electronic banking	3,159	2,308	8,629	6,811
FDIC assessments and other regulatory charges	2,356	1,723	6,796	5,520
Amortization of intangibles	1,678	1,028	5,207	2,942
Merger-related and other charges	1,746	1,437	17,905	4,058
Other	6,172	4,345	16,066	12,248
Total noninterest expenses	112,755	96,749	352,820	287,483
Income before income taxes	103,549	95,419	249,920	281,540
Income tax expense	22,388	21,603	53,898	63,758
Net income	81,161	73,816	196,022	217,782
Preferred stock dividends	1,719	1,719	5,157	5,157
Earnings allocated to participating securities	407	448	1,007	1,342
Net income available to common shareholders	$79,035	$71,649	$189,858	$211,283

Net income per common share:
Basic	$0.74	$0.82	$1.78	$2.42
Diluted	0.74	0.82	1.78	2.42
Weighted average common shares outstanding:
Basic	106,687	87,211	106,616	87,274
Diluted	106,800	87,355	106,732	87,413

Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended September 30,

	2022			2021
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$14,658,397	$174,168	4.71%	$11,204,653	$128,185	4.54%
Taxable securities (3)	6,539,615	34,385	2.10	4,738,860	16,260	1.37
Tax-exempt securities (FTE) (1)(3)	493,115	3,449	2.80	383,196	3,061	3.20
Federal funds sold and other interest-earning assets	614,755	3,106	2.00	1,751,222	1,185	0.27
Total interest-earning assets (FTE)	22,305,882	215,108	3.83	18,077,931	148,691	3.27

Noninterest-earning assets:
Allowance for credit losses	(138,907)			(111,952)
Cash and due from banks	231,376			124,360
Premises and equipment	290,768			228,556
Other assets (3)	1,261,236			1,002,810
Total assets	$23,950,355			$19,321,705

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$4,335,619	3,992	0.37	$3,594,670	1,290	0.14
Money market	4,849,705	4,503	0.37	4,010,720	1,119	0.11
Savings	1,515,350	178	0.05	1,120,843	55	0.02
Time	1,635,580	984	0.24	1,466,821	609	0.16
Brokered time deposits	51,530	223	1.72	63,917	69	0.43
Total interest-bearing deposits	12,387,784	9,880	0.32	10,256,971	3,142	0.12
Federal funds purchased and other borrowings	3,442	27	3.11	—	—	—
Federal Home Loan Bank advances	—	—	—	54	—	—
Long-term debt	324,444	4,206	5.14	257,139	3,494	5.39
Total borrowed funds	327,886	4,233	5.12	257,193	3,494	5.39
Total interest-bearing liabilities	12,715,670	14,113	0.44	10,514,164	6,636	0.25

Noninterest-bearing liabilities:
Noninterest-bearing deposits	8,176,987			6,379,969
Other liabilities	349,647			308,551
Total liabilities	21,242,304			17,202,684
Shareholders' equity	2,708,051			2,119,021
Total liabilities and shareholders' equity	$23,950,355			$19,321,705

Net interest revenue (FTE)		$200,995			$142,055
Net interest-rate spread (FTE)			3.39%			3.02%
Net interest margin (FTE) (4)			3.57%			3.12%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.
(3)	Unrealized gains and losses on securities, including those related to the transfer from AFS to HTM, have been reclassified to other assets. Pretax unrealized losses of $318 million in 2022 and pretax unrealized gains of $39.6 million in 2021 are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net interest revenue divided by average interest-earning assets.

Average Consolidated Balance Sheets and Net Interest Analysis
For the Nine Months Ended September 30,

	2022			2021
(dollars in thousands, fully taxable equivalent (FTE))	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (FTE) (1)(2)	$14,426,470	$475,989	4.41%	$11,417,285	$380,765	4.46%
Taxable securities (3)	6,274,230	83,281	1.77	4,206,099	44,845	1.42
Tax-exempt securities (FTE) (1)(3)	498,177	10,425	2.79	381,323	8,979	3.14
Federal funds sold and other interest-earning assets	1,271,287	6,192	0.65	1,468,487	3,462	0.31
Total interest-earning assets (FTE)	22,470,164	575,887	3.43	17,473,194	438,051	3.35

Non-interest-earning assets:
Allowance for loan losses	(129,278)			(127,793)
Cash and due from banks	200,463			138,973
Premises and equipment	284,850			225,021
Other assets (3)	1,308,647			1,007,669
Total assets	$24,134,846			$18,717,064

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW and interest-bearing demand	$4,520,079	7,624	0.23	$3,452,206	4,158	0.16
Money market	4,992,357	7,030	0.19	3,853,907	4,278	0.15
Savings	1,483,169	337	0.03	1,064,045	157	0.02
Time	1,688,250	2,009	0.16	1,551,934	3,096	0.27
Brokered time deposits	65,133	313	0.64	67,794	292	0.58
Total interest-bearing deposits	12,748,988	17,313	0.18	9,989,886	11,981	0.16
Federal funds purchased and other borrowings	1,383	27	2.61	41	—	—
Federal Home Loan Bank advances	—	—	—	1,117	2	0.24
Long-term debt	322,600	12,515	5.19	286,347	11,564	5.40
Total borrowed funds	323,983	12,542	5.18	287,505	11,566	5.38
Total interest-bearing liabilities	13,072,971	29,855	0.31	10,277,391	23,547	0.31

Noninterest-bearing liabilities:
Noninterest-bearing deposits	7,958,392			6,059,680
Other liabilities	375,182			311,749
Total liabilities	21,406,545			16,648,820
Shareholders' equity	2,728,301			2,068,244
Total liabilities and shareholders' equity	$24,134,846			$18,717,064

Net interest revenue (FTE)		$546,032			$414,504
Net interest-rate spread (FTE)			3.12%			3.04%
Net interest margin (FTE) (4)			3.25%			3.17%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 26%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2)	Included in the average balance of loans outstanding are loans on which the accrual of interest has been discontinued and loans that are held for sale.
(3)	Unrealized gains and losses on securities, including those related to the transfer from AFS to HTM, have been reclassified to other assets. Pretax unrealized losses of $221 million in 2022 and pretax unrealized gains of $40.3 million in 2021, respectively, are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

About United Community Banks, Inc.

United Community Banks, Inc. (NASDAQGS: UCBI) provides a full range of banking, wealth management and mortgage services for relationship-oriented consumers and business owners. As of September 30, 2022, United had $23.7 billion in assets and 193 offices in Florida, Georgia, North Carolina, South Carolina and Tennessee, along with a national SBA lending franchise and a national equipment lending subsidiary. The company, known as “The Bank That SERVICE Built,” has been recognized nationally for delivering award-winning service. In 2022, J.D. Power ranked United highest in customer satisfaction with consumer banking in the Southeast, marking eight out of the last nine years United earned the coveted award. Forbes recognized United as one of the top ten World’s Best Banks in 2022. Forbes also included United on its 2022 list of the 100 Best Banks in America for the ninth consecutive year. United also received ten Greenwich Excellence Awards in 2021 for excellence in Small Business Banking and Middle Market Banking, including national awards for Overall Satisfaction and Likelihood to Recommend. United was also named one of the "Best Banks to Work For" by American Banker in 2021 for the fifth consecutive year based on employee satisfaction. Additional information about United can be found at www.ucbi.com.

Non-GAAP Financial Measures

This press release, including the accompanying financial statement tables, contains financial information determined by methods other than in accordance with generally accepted accounting principles, or GAAP. This financial information, which excludes merger-related and other charges that are not considered part of recurring operations, includes performance measures such as “operating net income,” “pre-tax, pre-provision income,” “operating net income per diluted common share,” “operating earnings per share,” “tangible book value per common share,” “operating return on common equity,” “operating return on tangible common equity,” “operating return on assets,” “return on assets - pre-tax, pre-provision, excluding merger-related and other charges,” “return on assets - pre-tax, pre-provision,” “operating efficiency ratio,” and “tangible common equity to tangible assets.” These non-GAAP measures are included because United believes they may provide useful supplemental information for evaluating United’s underlying performance trends. These measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable measures as reported in accordance with GAAP are included with the accompanying financial statement tables.

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